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                                                                 EXHIBIT 10.12.1

                            THE SYSTEM WORKS, INC.
                              STOCK OPTION PLAN

     SECTION 1. PURPOSE AND TYPES OF OPTIONS TO BE GRANTED HEREUNDER. The purpose of The System Works, Inc. Stock Option Plan (the "Plan") is to provide a means whereby The System Works, Inc. (the "Company") will, through the grant of options to purchase common stock of the Company, attract and retain highly qualified and competent employees and motivate such employees to exert their best efforts on behalf of the Company and any "Subsidiary" (as hereinafter defined) of the Company. As used herein, the term "Subsidiary" means any subsidiary of the Company within the definition of "subsidiary corporation" in
Section 425(f) of the Internal Revenue Code of 1954, as amended (the "Code"). Subject to compliance with the provisions of the Plan and the Code, Incentive Stock Options as defined in Section 422A of the Code ("ISOs") and options outside of Section 422A of the Code ("Nonqualified Options") may be authorized and made available under the Plan (any of such ISOs and Nonqualified Options may hereinafter sometimes be collectively referred to as "Options" or singularly as an "Option").

     SECTION 2.  ELIGIBILITY; NUMBER OF SHARES AVAILABLE UNDER PLAN.

     (a) The persons eligible to participate in the Plan as recipients of ISOs and Nonqualified Options, or either of them (hereinafter referred to as "employees"), shall include only the employees of the Company or of any Subsidiary who hold executive or other responsible positions in the management of the affairs of the Company or such Subsidiary. The word "employees" does not include directors of the Company as such, but does include directors of the Company who are otherwise employed by the Company.

     (b) The Company hereby allocates and reserves an aggregate number of 400,000 shares of the $.01 par value common stock of the Company (the "Shares") for the grant of Options hereunder by the Company to the employees of the Company or of a Subsidiary thereof and the Company shall reserve and set aside in accordance with the Georgia Business Corporation Code, an equal number of authorized but unissued Shares of same to be issued only on the exercise of any Options granted under the Plan. In the event an ISO is granted by the Company hereunder, the aggregate fair market value (determined as of the time the ISO is

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granted) of Shares subject to each such ISO shall not exceed in any calendar year $100,000 plus any "unused carryover" to such year determined under Section 422A(c)(4) of the Code. If any Option granted under the Plan shall terminate, expire or, with the consent of the optionee, be cancelled as to any Shares, new Options may thereafter be granted covering such Shares.

          SECTION 3.  ADMINISTRATION OF THE PLAN.

     (a) ESTABLISHMENT OF COMMITTEE. The Plan shall be administered by a Stock Option Committee (the "Committee") as established and appointed by the Board of Directors of the Company from time to time.

     (b) RESPONSIBILITIES OF COMMITTEE. Subject to the terms hereof, the Committee shall from time to time (a) determine and designate those employees of the Company or of any Subsidiary thereof to whom an Option or Options shall be granted; (b) authorize the grant of various ISOs (within the meaning of Section 422A(b) of the Code) or other Nonqualified Options, and the price, term of payment and other terms thereof; (c) determine the number of Shares subject to each such Option; and (d) determine the time or times when and the manner in which each such Option shall be exercisable and the duration of such exercise period. The Committee shall designate each such Option as either an ISO or Nonqualified Option at the time of the grant thereof and such designation shall remain unchanged thereafter.

     (c) INTERPRETATION OF THE PLAN. The Committee shall interpret the Plan, prescribe, amend or rescind any rules and regulations necessary or appropriate for the administration of the Plan, and take all such other action as it deems necessary or advisable to fully implement the terms and the spirit hereof, except as otherwise expressly provided herein. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding and conclusive upon optionee, unless otherwise provided herein.

     SECTION 4. TERMS AND CONDITIONS. Each Option granted hereunder shall be evidenced by a written agreement (the "Agreement") in form and substance satisfactory to the Committee and in accordance with the following express terms and conditions and such other terms and conditions as the Committee may deem appropriate:


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     (a)  OPTION PERIOD.  Except as otherwise provided herein, each Agreement shall specify the period for which the Option thereunder is granted (which shall in no event exceed ten years from the earlier to occur of the date the Plan is adopted by the Board of Directors of the Company or is approved by the stockholders of same) and shall provide that the exercise of such Option is prohibited by its terms after the expiration of ten (10) years from the date such Option is granted. Each Agreement for the grant of an ISO hereunder to any employee who at the time of such grant, owns stock possessing more than 10% of the total combined voting power of all class of Shares of the Company or any Subsidiary shall specify that the exercise of such ISO is prohibited by its terms after the expiration of five (5) years from the date such ISO is granted.

     (b)  OPTION PRICE.

         (1) ISO PRICE. Upon the grant of an ISO hereunder, the option price per Share shall be determined by the Committee at the time of such grant, and shall not be less than the fair market value (but in no event less than the par value) of each Share on the date the ISO is granted. However, the option price per Share shall not be less than 110% of the fair market value of the Shares subject to the ISO if the optionee, at the time the ISO is granted, owns an aggregate number of Shares possessing more than 10% of the total combined voting power of all classes of Shares of the Company or any Subsidiary.

         (2) NONQUALIFIED OPTION PRICE. In the event a Nonqualified Option is granted hereunder, the option price per Share shall be determined by the Committee at the time any such nonqualified Option is granted and may be more or less than the fair market value (but in no event less than the par value) of a Share at the time such Nonqualified Option is granted.

     (c) EXERCISE OF OPTION. Subject to the provisions of this Plan, any Option granted hereunder shall be exercised only at such time or times as determined by the Committee at the time of the grant thereof and as set forth in the Agreement.

     (d) OUTSTANDING ISOS. No ISO granted hereunder shall be exercisable while any ISO previously granted by the Company or any corporation which at the time of grant was a parent or subsidiary corporation of the Company or a predecessor of any such corporations is "outstanding," as such word is defined in Section 422A(c)(7) of the Code.


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For purposes of this provision, an ISO shall be treated as outstanding until exercised in full hereunder or upon the expiration of the term thereof.

     (e) PAYMENT OF PURCHASE PRICE UPON EXERCISE. The purchase price of the Shares subject to any Option hereunder shall be paid to the Company at the time of exercise in cash, with Shares of the Company or a combination thereof.

     (f)  EXERCISE UPON TERMINATION OF EMPLOYMENT.

         (1) Upon the termination of an optionee's employment by reason of optionee's death or "permanent disability" (as hereinafter defined), optionee or his successor-in-interest, as the case may be, may exercise his Option to the extent of the total number of Shares that have become purchasable by optionee at the time of the optionee's termination of employment; provided, however, such right to exercise the Option shall cease upon the earlier to occur of one year from the date of termination of employment or the expiration date specified in subparagraph (a) of this Section 4. For purposes hereof, "permanent disability" shall be determined and defined in accordance with Section 105(d)(4) of the Code.

         (2) If optionee 5 employment with the Company or a subsidiary shall terminate with the consent of the Committee or involuntarily for any reason other than for "cause" (as hereinafter defined), all rights to exercise the Option shall terminate upon the earlier to occur of three months after termination of employment or the expiration date specified in subparagraph (a) of this Section 4.

         (3) Upon the termination of an optionee's employment for any reason other than as set forth herein-above in subparagraphs (1) or (2); voluntarily; or involuntarily for "cause" (as hereinafter defined), all rights to exercise the Option shall cease at the date of such termination of employment. For purposes hereof, "cause" means termination of employment by reason of optionee's commission of a felony, fraud, or gross or willful misconduct, all as the Committee may determine in its sole discretion. Notwithstanding anything herein to the contrary, the Committee may include such other terms and provisions in an Agreement which it, in its sole discretion, deems necessary or appropriate.

         (g) SURRENDER RIGHTS. The Committee may grant any optionee the right to surrender all or any portion of the


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Option at any time prior to the exercise thereof to the extent that the same is then exercisable and to receive in exchange therefor, in cash, Shares valued at the then fair market value, or a combination thereof, as determined by the Committee, an amount equal to the difference between the then fair market value of the Shares issuable upon the exercise of the Option or portion thereof surrendered and the Option price payable upon the exercise of the Option or portion thereof surrendered. Any such surrender right granted in connection with an ISO shall be exercisable only when the fair market value of the Shares issuable upon the exercise of the ISO exceeds the exercise price of the Shares subject to the ISO and only if the property received in surrender of the ISO is includable in the income of the optionee upon exercise in accordance with Sections 61 and 83 of the Code. To the extent that an ISO is surrendered in exchange for cash and/or Shares hereunder, the ISO will be considered exercised in full under Section 4(d) hereof. No surrender right granted in any ISO shall expire later than the expiration of the underlying ISO. Any surrender right issued in connection with the grant of an Option shall be subject to the same terms, conditions and restrictions applicable to the underlying Option.

     (h) NONTRANSFERABILITY. No Option granted under the Plan shall be transferable by optionee other than by will or the laws of descent and distribution, and an Option is exercisable during the optionee's lifetime only by the optionee named therein.

     (i) INVESTMENT REPRESENTATION. Each Agreement shall contain the requirement that, upon demand by the Committee and prior to the delivery of any Shares to be acquired thereunder, the optionee shall deliver to the Committee a written representation in form and substance satisfactory to the Committee, affirming that the Shares to be acquired by optionee thereby, if not registered pursuant to applicable state and/or federal securities laws, shall be acquired for investment purposes only and not for resale or with a view to the distribution thereof.

     (j) ADJUSTMENTS. In the event of any change in the capital of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of Shares, any rights offering to purchase Shares at a price substantially below fair market value, or of any similar change affecting the Shares, then, in any such event, the number and kind of Shares subject to an Option and the purchase price per


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Share shall be appropriately adjusted consistent therewith; however, in the case of a merger or consolidation, the Committee may determine that adjustments are not appropriate under the circumstances. Any adjustment(s) so made shall be final and binding upon optionee.

     (k) QUALIFIED ISOS. Each Agreement for the grant of an ISO thereby shall contain such terms and provisions as the Committee deems necessary or desirable to qualify such Option as an ISO within the meaning of Section 422A of the Code, provided, however, that in no event shall the Company be liable to an optionee or his beneficiary for any income tax, gift tax or other consequences to same should such Option fail to qualify as an ISO.

     (l) NO RIGHTS AS SHAREHOLDER. No optionee shall have any rights as a shareholder of the Company or any Subsidiary thereof prior to the date of issuance of a certificate or certificates representing all or any portion of the Shares purchased pursuant to such Option.

     (m) NO RIGHTS TO CONTINUED EMPLOYMENT. The Plan and any Option granted hereunder shall not affect in any way whatsoever the employment of such optionee with the Company or any Subsidiary nor the right of the Company or the Subsidiary, as the case may be, to terminate optionee's employment with same.

     SECTION 5. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of Options thereunder, and the obligation of the Company to sell and deliver Shares under such Options, shall be subject to all applicable laws, rules, and regulations, including, but not limited to, those of the United States and its states, and to such approvals by any government or regulatory agency as may be required.

     SECTION 6. AMENDMENT AND DISCONTINUANCE. The Board of Directors of the Company may from time to time amend, suspend or discontinue the Plan; provided, however, that, unless otherwise approved by a majority of the issued and outstanding shares of the Company and subject to the provisions of Paragraph 4(h) hereof, the Board of Directors or the Committee may not (a) increase the number of Shares reserved for Options pursuant to Section 2; (b) permit the granting of any Option at the option price less than that determined in accordance with Section 4(b); (c) shorten the period provided for in Section 4(c) that must elapse


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between the date of granting an Option and the date on which any part of an
Option may be exercised; (d) permit the granting of Options which expire beyond the period provided for in Section 4(a); or (e) change the class of employees eligible to receive Options hereunder. Without the written consent of an optionee, no amendment or suspension of the Plan shall alter or impair any Option previously granted to same under the Plan.

     SECTION 7. EFFECTIVE DATE. The Plan shall become effective upon its adoption by the Board of Directors of the Company, so long as the approval of the holders of a majority of the outstanding shares of stock of the Company entitled to vote thereon (or such larger number if required by applicable law, the Articles of Incorporation of the Company, or the bylaws of same) is secured within twelve months before or after the Plan is or was adopted by such Board. The Plan shall, unless sooner terminated in accordance with Section 6 hereof, continue for a term of ten years from the earlier to occur of the date of its adoption by the Board of Directors or the date of such stockholder approval.

     SECTION 8. GOVERNING LAW. This Plan shall be construed and interpreted in accordance with Georgia law, to the extent such construction and interpretation does not adversely affect the treatment of any Option intended to qualify as an ISO under the Code.

     SECTION 9. NAME. The Plan shall be known as the "The System Works, Inc. Stock Option Plan."

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